united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2016

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

September 30, 2016

Annual Shareholder Letter

Dear Shareholder:

Consistent with our longstanding investment philosophy and process, substantially all of the Fund’s assets are invested in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential.

During the Reporting Period, the Fund’s Class A, C, and I shares generated cumulative total returns, without sales charges, of 12.15%, 11.35%, and 12.45%, respectively. These returns compare to the cumulative 13.76% total return of the Fund’s benchmark, the Russell 1000 Growth Index.

Last year at this time, we mentioned that we were increasing the Fund’s exposure to Technology stocks, which we felt were not being given enough respect for their relatively attractive valuations and prospective growth rates. This part of our investment thesis worked out well, as three of the five top contributors to Fund performance over the past year inhabit the Technology sector: Nvidia (4.0% of the Fund), Activision Blizzard (4.9% of the Fund), and Facebook (3.3% of the Fund). Our second-best performer was Amazon (5.2% of the Fund), which is a brilliantly innovative user of cutting-edge technology, but which is actually categorized as a member of the Consumer Discretionary sector.

We were not as fortunate with our prediction that consumer-oriented companies would benefit from the tailwind of lower energy prices and ultra-low interest rates. Given the fact that lower gas and energy expenses represented a “tax cut” to American consumers, we had expected they would spend more on clothing, travel, and dining out. As it turned out, it appears that they saved more and spent less. As a result, our holdings in consumer-oriented stocks were the biggest drag on the Fund’s performance over the past year. We also got nicked by a broad decline in Health Care stocks, especially biotechnology related issues. The net effect of our winners and losers resulted in the Fund’s modest underperformance relative to the benchmark.

Repeating ourselves a bit from last year’s letter, your Fund’s managers use an active approach to portfolio management. We focus intently on our goal of delivering long-term excess returns, after all expenses, when compared to the Russell 1000 Growth Index and the S&P 500 Index. Far from mirroring the indexes, we seek to build a diversified but focused portfolio of 30-40 individual common stocks which we believe have the potential to reward shareholders with outsize returns over the intermediate and long term.

From our perspective, our commitment to owning such a focused group of stocks dictates that we also employ strong risk management techniques. There are a lot of definitions of “risk” in our industry, but for us it is best defined as the potential for permanent loss of capital. Short-term price volatility - the daily, weekly, and monthly fluctuations in securities prices - is interesting and sometimes exciting, but these zigs and zags are ultimately meaningless to long term investors. We are willing to accept moderate amounts of volatility in the prices of our investment positions, but we work very hard to avoid exposing our investors to investment propositions which threaten permanent destruction of capital.

9841 Clayton Road St. Louis, MO 63124 800.966.4596 | jagcapitalfunds.com

Accordingly, we maintain a robust and unemotional sell discipline as a foundation of our risk management philosophy. Since we know for certain that we are not omniscient in our securities analysis, it follows that we will make mistakes from time to time. Therefore, we concentrate intently on limiting the impact of those inevitable mistakes. In practice, our process dictates that we sell part of a position or eliminate it altogether whenever we believe our investment thesis has been disproven. This can be emotionally painful, because we oftentimes find ourselves selling shares of a company that we admire. But as everyone on our investment team knows, there is often a stark difference between a good company and an attractive investment opportunity.

Over the past year, the business media have extensively covered several examples of portfolio managers who do not share our approach to risk management. In one particularly well-publicized instance, a prominent hedge fund manager committed more than 20% of his fund’s capital to a single pharmaceutical company, based upon his conviction that this company’s unique business model was destined to produce very high returns for shareholders. Unfortunately, the company’s drug-pricing policies came under regulatory and legal scrutiny during the summer of 2015, which caused its shares to decline from over $260/share to less than $25/share over the course of 14 months. Rather than selling this stock at a loss and protecting his investors’ capital once it became clear that the original investment thesis was obliterated, the hedge fund manager added significantly to his stake along the way, only to suffer further losses. To be fair, this particular hedge fund manager is a very smart guy, and his long-term investment returns were extremely good. We are not questioning his intelligence or his good intentions. However, in this case, we believe he allowed his extremely high conviction on this position to overwhelm his commitment to risk management. In doing so, not only did he follow a course that destroyed his investors’ capital, his dreadful recent performance threatens to eradicate his stellar long-term track record. We cannot guarantee that your Fund will always outperform the broader markets, but we can tell you that our process is designed to avoid becoming embroiled in situations like this one.

The broader market has climbed in the face of widespread skepticism over the past year. Full valuations, cratering commodity prices, sluggish economic growth, and disappointing earnings results have all been cited as reasons to be cautious. Add to those factors the surprise UK “Brexit” vote in June, a truly bizarre U.S. presidential election campaign, lone-wolf terror attacks, and the continuous stream of point/counterpoint from Federal Reserve governors regarding interest rate policy, and one could be forgiven for being fearful of a big pullback in stock prices. Some –  including Presidential candidate Donald Trump – have even gone so far as to say that the stock market is in a “big fat bubble.” He and others espouse a widely-held belief that the Fed is propping up the stock market, and that the big gains we have seen since 2009 are somehow artificial. But is there any evidence that stock prices are truly in a bubble? We think not.

Market bubbles are fascinating phenomena, and they have been the subject of a lot of academic scholarship over the years. Charles Kindleberger was an economic historian and author whose 1978 book, Manias, Panics, and Crashes is considered by many to be the definitive study on them. Here is how Kindleberger illustrated the anatomy of a bubble:

800.966.4596 | jagcapitalfunds.com

According to Kindleberger, all bubbles start with some basis in reality, such as a disruptive technology development or an important change in the economy. The Dot-Com bubble of the late 1990’s is a great example to review. In the mid-1990’s, people began to perceive that the Internet would be transformative to our society and to most businesses (Displacement). By the latter 1990’s, this belief had led to a proliferation of dot-com IPO’s, many of which doubled or tripled in price within days or weeks (Boom), which reinforced the narrative that the Internet was going to change the world for the better. Eventually, almost everyone came to believe that they could make “easy” money in dot-com stocks, just like the early investors who had gotten in several years before. According to Kindleberger, “There is nothing so disturbing to one’s well-being and judgment as to see a friend get rich.” Even sober-minded investors who had stayed on the sidelines for several years were eventually drawn into the rush. This resulted in a period of very steep price increases from late 1999 through early 2000, as more and more people piled into the same types of stocks (Euphoria). Reality eventually bit, of course. Many of the IPO’s from the late 1990’s turned out to be pure fantasy. In dozens of cases, there were no actual earnings, and the business plans to generate earnings proved to be full of hot air. Many Internet company founders and insiders began to sell their stock, some reaping billions of dollars. In the spring of 2000, the selling picked up steam and begot more selling (Crisis). In the final stage of a bubble, prices overshoot to the downside. By 2002, most Internet companies were either out of business or more than 90% off of their previous peak prices. Whereas just a couple of years prior everyone loved technology stocks, now they hated them. Investors looked for scapegoats, and the press was only too happy to oblige (Revulsion).

We think a modestly thoughtful examination of current market conditions disproves Trump’s bubble accusation. Although the market is far from cheap at 21x trailing EPS for the S&P 500, market multiples rarely sit at comfortably “average” levels. In point of fact, valuation multiples move up and down around the long term average, depending upon a variety of factors. Moreover, as a general rule, P/E multiples tend to expand during a bull market—and make no mistake, we are definitely in a bull market. According to Bespoke Research, only 2 of the 13 prior bull markets since 1928 were characterized by multiple compression. And 4 of those 13 prior markets exhibited peak P/E multiples that were higher than our present multiple.

800.966.4596 | jagcapitalfunds.com

Also, it is important to point out that investors do not make their investment and asset allocation decisions in a vacuum. In practice, we must compare various asset classes against one another, hopefully with an eye toward achieving an optimal risk-adjusted return profile for our goals and needs. At 21x trailing earnings, the S&P 500 trades at an earnings yield of 4.8%, a premium of more than 3% over 10-year US Treasury yields and 1.5% over BAA-rated investment-grade corporate bonds. Additionally, it is worth noting that the dividend yield of the S&P 500 is roughly .5% higher than 10-year Treasuries. Given the fact that Treasuries offer no chance of upside if held to maturity, the sub-2% yield is thin gruel for investors who hope to achieve long-term growth of their capital over the rate of inflation. To us, all of these metrics imply that stocks remain relatively attractive when compared to bonds. Put another way, it probably makes sense for long term investors to maintain a bit more equity exposure than they would if interest rates were closer to “normal” levels.

Perhaps the strongest counterpoint to Trump’s comments is the fact that investor exuberance – a key ingredient to the development of any bubble - is in short supply. Both professional and retail investors are far from euphoric about the stock market’s prospects. The Bank of America Merrill Lynch Sell-Side Indicator (see chart below), which tracks the recommended equity allocation of Wall Street strategists, has declined to 49.9 from 54 last summer. As a group, these strategists are more bearish today than they have been over most of the last three years. Individual investors are also not showing a lot of enthusiasm about stocks. Only 28.8% of individuals surveyed by the American Association of Individual Investors (AAII) during the week of 10/5/16 characterize themselves as “bullish,” which is well below the 10-year average survey reading of 37%. In fact, AAII sentiment has been below average for the last 48 weeks, even as the S&P 500 has approached all-time highs. It will not surprise our more cynical readers that both of these readings have tended to be reliable opposing indicators in the past. In other words, the more optimistic investors are as a group, the lower the prospective return of the stock market tends to be, and vice versa. Therefore, while past performance is no guarantee of future results, blasé investor sentiment makes us lean a bit more constructive on the markets than would be the case otherwise.

800.966.4596 | jagcapitalfunds.com

“Two men looked out from prison bars. One saw mud, the other saw stars.”
- Dale Carnegie How to Stop Worrying and Start Living

Thankfully, the Presidential election is now less than 30 days away. If history is any guide at all, roughly half of us will be disappointed or even infuriated by the result. But at least it will be over soon, and we and the news media can move on to other matters. We do not expect our investment thesis to be changed materially by this election or any future elections. Multiple studies have shown that Presidents and politicians have less impact on the economy and the markets than they or their opponents claim. If you are tempted to see “mud” on November 8th after the polls close, we would gently encourage you to look skyward. There will be “stars” to invest in over the coming 4 years, no matter who occupies the Oval Office.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

4760-NLD-11/1/2016

800.966.4596 | jagcapitalfunds.com

JAG Large Cap Growth Fund

PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for each of the periods ended September 30, 2016, compared to its benchmark:

		3 Year Return	Since Inception(a)
	1 Year Return	(Annualized)	(Annualized)
Class A	12.15%	9.93%	13.63%
Class A with 5.75% load	5.70%	7.79%	12.23%
Class C	11.35%	9.12%	12.76%
Class I	12.45%	10.21%	13.90%
Russell 1000 Growth Total Return Index(b)	13.76%	11.83%	15.09%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, 12b-1 distribution fees and extraordinary expenses such as litigation) at 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets through January 31, 2017, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 1.77%, 2.52%, and 1.52% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Comparison of the Change in Value of a $250,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	16.8%
Semiconductors	15.6%
Internet	15.0%
Healthcare-Products	12.5%
Insurance	6.7%
Building Materials	5.2%
Commercial Services	4.3%
Miscellaneous Manufacturing	3.3%
Chemicals	3.3%
Retail	2.9%
Other / Cash & Cash Equivalents	14.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Shares		Fair Value

	COMMON STOCKS - 104.3%
	APPAREL - 1.5%
18,104	Under Armour, Inc. - Cl. A *	$700,263

	BIOTECHNOLOGY - 1.6%
2,315	Biogen, Inc. *	724,664

	BUILDING MATERIALS - 5.2%
4,141	Martin Marietta Materials, Inc.	741,695
31,225	Owens Corning	1,667,103
		2,408,798
	CHEMICALS - 3.3%
17,755	Albemarle Corp.	1,517,875

	COMMERCIAL SERVICES - 4.3%
24,200	KAR Auction Services, Inc.	1,044,472
18,106	Nielsen Holdings PLC	969,938
		2,014,410
	COMPUTERS - 2.7%
33,475	Fortinet, Inc. *	1,236,232

	ELECTRONICS - 2.0%
40,000	Corning, Inc.	946,000

	FOOD - 1.4%
8,700	Post Holdings, Inc. *	671,379

	HEALTHCARE-PRODUCTS - 12.5%
7,720	Align Technology, Inc. *	723,750
54,880	Boston Scientific Corp. *	1,306,144
15,100	Edwards Lifesciences Corp. *	1,820,456
2,668	Intuitive Surgical, Inc. *	1,933,846
		5,784,196
	HOME BUILDERS - 2.8%
43,645	DR Horton, Inc.	1,318,079

	HOUSEWARES - 2.5%
21,610	Newell Brands, Inc.	1,137,983

	INSURANCE - 6.7%
6,105	Berkshire Hathaway, Inc. *	881,989
1,823	Markel Corp. *	1,693,148
30,000	Old Republic International Corp.	528,600
		3,103,737
	INTERNET - 15.0%
1,405	Alphabet, Inc. *	1,129,704
2,880	Amazon.com, Inc. *	2,411,453
12,003	Facebook, Inc. *	1,539,625
31,930	Splunk, Inc. *	1,873,652
		6,954,434

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Fair Value

	MINING - 2.5%
21,610	Agnico Eagle Mines Ltd.	$1,170,830

	MISCELLANEOUS MANUFACTURING - 3.3%
23,370	Eaton Corp PLC	1,535,643

	OIL & GAS - 1.7%
17,895	Newfield Exploration Co. *	777,717

	RETAIL - 2.9%
17,965	TJX Cos., Inc.	1,343,423

	SEMICONDUCTORS - 15.6%
71,015	Applied Materials, Inc.	2,141,102
27,090	NVIDIA Corp.	1,856,207
16,635	NXP Semiconductors NV *	1,696,936
22,105	QUALCOMM, Inc.	1,514,192
		7,208,437
	SOFTWARE - 16.8%
51,581	Activision Blizzard, Inc.	2,285,038
11,580	Adobe Systems, Inc. *	1,256,893
22,670	Electronic Arts, Inc. *	1,936,018
24,140	Microsoft Corp.	1,390,464
10,000	Workday, Inc. *	916,900
		7,785,313

	TOTAL COMMON STOCKS (Cost $40,771,884)	48,339,413

	SHORT-TERM INVESTMENTS - 0.7%
334,941	Federated Treasury Obligations Fund Institutional Shares, 0.18% **	334,941
	(Cost $334,941)

	TOTAL INVESTMENTS - 105.0% (Cost $41,106,825) (a)	$48,674,354
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.0)%	(2,303,545)
	TOTAL NET ASSETS - 100.0%	$46,370,809

PLC - Public Limited Company

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,095,540 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$7,845,852
Unrealized depreciation	(267,038)
Net unrealized appreciation	$7,578,814

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

ASSETS
Investment securities:
At cost	$41,106,825
At value	$48,674,354
Receivable for Fund shares sold	80,945
Dividends and interest receivable	13,643
Prepaid expenses	30,014
TOTAL ASSETS	48,798,956

LIABILITIES
Payable for Fund shares redeemed	2,363,920
Investment management fees payable	21,452
Distribution (12b-1) fees payable	14,311
Fees payable to other affiliates	3,664
Accrued expenses and other liabilities	24,800
TOTAL LIABILITIES	2,428,147
NET ASSETS	$46,370,809

Composition of Net Assets:
Paid in capital	$36,558,148
Accumulated net investment loss	(140,110)
Accumulated net realized gain from investment transactions	2,385,242
Net unrealized appreciation of investments	7,567,529
NET ASSETS	$46,370,809

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,348,235
Shares of beneficial interest outstanding (a)	145,299
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$16.16
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$17.15
Class C Shares:
Net Assets	$21,763
Shares of beneficial interest outstanding (a)	1,403
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$15.52	(c)
Class I Shares:
Net Assets	$44,000,811
Shares of beneficial interest outstanding (a)	2,690,012
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$16.36

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	NAV does not recalculate due to rounding.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2016

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $700)	$412,309
Interest	1,120
TOTAL INVESTMENT INCOME	413,429

EXPENSES
Investment management fees	498,474
Distribution (12b-1) fees:
Class A	16,371
Class C	235
Administration fees	72,029
MFund service fees	53,062
Professional fees	22,172
Compliance officer fees	21,967
Non 12b-1 shareholder servicing fees	17,594
Trustees fees and expenses	10,100
Registration fees	16,150
Custodian fees	7,395
Printing and postage expenses	6,739
Insurance expense	1,464
Other expenses	5,536
TOTAL EXPENSES	749,288
Less: Fees waived by the Manager	(107,699)
NET EXPENSES	641,589

NET INVESTMENT LOSS	(228,160)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	3,160,488
Net change in unrealized appreciation on:
Investments	2,857,307

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	6,017,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,789,635

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
FROM OPERATIONS
Net investment loss	$(228,160)	$(206,741)
Net realized gain from investments	3,160,488	1,629,754
Net change in unrealized appreciation (depreciation) on investments	2,857,307	(463,172)
Net increase in net assets resulting from operations	5,789,635	959,841

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(421,404)	(685,715)
Class C	(1,192)	(2,972)
Class I	(1,856,722)	(1,369,036)
Net decrease in net assets from distributions to shareholders	(2,279,318)	(2,057,723)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,036,590	1,793,852
Class C	—	30,000
Class I	17,177,730	19,655,951
Net asset value of shares issued in reinvestment of distributions:
Class A	353,522	568,695
Class C	1,076	2,499
Class I	856,243	1,187,703
Payments for shares redeemed:
Class A	(8,566,130)	(2,108,287)
Class C	(6,177)	(15,405)
Class I	(11,560,855)	(2,914,442)
Net increase (decrease) in net assets from shares of beneficial interest	(708,001)	18,200,566

TOTAL INCREASE IN NET ASSETS	2,802,316	17,102,684

NET ASSETS
Beginning of Year	43,568,493	26,465,809
End of Year *	$46,370,809	$43,568,493
* Includes accumulated net investment loss of:	$(140,110)	$(169,934)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
SHARE ACTIVITY
Class A:
Shares Sold	72,388	113,275
Shares Reinvested	23,273	37,463
Shares Redeemed	(575,917)	(133,911)
Net increase (decrease) in shares of beneficial interest outstanding	(480,256)	16,827

Class C:
Shares Sold	—	2,025
Shares Reinvested	73	169
Shares Redeemed	(438)	(993)
Net increase (decrease) in shares of beneficial interest outstanding	(365)	1,201

Class I:
Shares Sold	1,126,613	1,267,219
Shares Reinvested	55,781	77,627
Shares Redeemed	(737,124)	(191,645)
Net increase in shares of beneficial interest outstanding	445,270	1,153,201

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.06	$15.50	$13.84	$11.74	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.11)	(0.14)	(0.14)	(0.10)	(0.08)
Net realized and unrealized gain on investments	1.90	0.88	1.95	2.21	1.82
Total from investment operations	1.79	0.74	1.81	2.11	1.74
Less distributions from:
Net realized gains	(0.69)	(1.18)	(0.15)	(0.01)	—
Total distributions	(0.69)	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$16.16	$15.06	$15.50	$13.84	$11.74
Total return (2)	12.15%	4.68%	13.16%	18.01%	17.40	% (5)
Net assets, at end of period (000s)	$2,348	$9,419	$9,433	$7,946	$5,465

Ratio of gross expenses to average net assets (3)(7)	1.71%	1.77%	1.76%	1.94%	2.42	% (4)
Ratio of net expenses to average net assets (7)	1.50%	1.50%	1.50%	1.75%	1.75	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.71%)	(0.88%)	(0.91%)	(0.82%)	(0.86	%) (4)
Portfolio Turnover Rate	149%	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$14.59	$15.16	$13.64	$11.66	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.21)	(0.25)	(0.24)	(0.21)	(0.14)
Net realized and unrealized gain on investments	1.83	0.86	1.91	2.20	1.80
Total from investment operations	1.62	0.61	1.67	1.99	1.66
Less distributions from:
Net realized gains	(0.69)	(1.18)	(0.15)	(0.01)	—
Total distributions	(0.69)	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$15.52	$14.59	$15.16	$13.64	$11.66
Total return (2)	11.35%	3.88%	12.32%	17.10%	16.60	% (5)
Net assets, at end of period (000s)	$22	$26	$9	$55	$10

Ratio of gross expenses to average net assets (3)(7)	2.46%	2.52%	2.51%	2.69%	3.17	% (4)
Ratio of net expenses to average net assets (7)	2.25%	2.25%	2.25%	2.50%	2.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(1.44%)	(1.63%)	(1.66%)	(1.65%)	(1.61	%) (4)
Portfolio Turnover Rate	149%	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.20	$15.60	$13.89	$11.75	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.06)	(0.10)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain on investments	1.91	0.88	1.96	2.22	1.80
Total from investment operations	1.85	0.78	1.86	2.15	1.75
Less distributions from:
Net realized gains	(0.69)	(1.18)	(0.15)	(0.01)	—
Total distributions	(0.69)	(1.18)	(0.15)	(0.01)	—
Net asset value, end of period	$16.36	$15.20	$15.60	$13.89	$11.75
Total return (2)	12.45%	4.92%	13.47%	18.33%	17.50	% (5)
Net assets, at end of period (000s)	$44,001	$34,123	$17,024	$14,056	$9,958

Ratio of gross expenses to average net assets (3)(7)	1.46%	1.52%	1.51%	1.69%	2.17	% (4)
Ratio of net expenses to average net assets (7)	1.25%	1.25%	1.25%	1.50%	1.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.42%)	(0.64%)	(0.66%)	(0.56%)	(0.61	%) (4)
Portfolio Turnover Rate	149%	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)        Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2016:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$48,339,413	$—	$—	$48,339,413
Short-Term Investments	334,941	—	—	334,941
Total	$48,674,354	$—	$—	$48,674,354

(a)	As of and during the year ended September 30, 2016, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)        Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2016, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013, 2014 and 2015), or expected to be taken in the Fund’s 2016 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)        Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

d)        Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)        Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)        Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)        Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2016, there were no CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 73,557,224	$ 72,947,854

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2016, management fees of $498,474 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.25% of the Fund’s average daily net assets through January 31, 2017. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees.

For the year ended September 30, 2016, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $107,699. As of September 30, 2016, the manager may recapture $43,440 before September 30, 2017, $76,646 before September 30, 2018 and $107,699 before September 30, 2019 subject to the terms of the Expense Limitation Agreement.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2016, the Fund incurred $53,062 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $35,235 in brokerage commissions from the Fund for the year ended September 30, 2016. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $500 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. For the year ended September 30, 2016, the Fund incurred $21,967 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended September 30, 2016, J.A. Glynn & Co., an affiliated broker, received $1,294 in underwriter commissions from the sale of shares of the Fund.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

(4)	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2016 and September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$—	$184,384
Long-Term Capital Gain	2,279,318	1,873,339
	$2,279,318	$2,057,723

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$2,407,965	$(174,118)	$—	$—	$7,578,814	$9,812,661

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $174,118.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(260,989)	$257,984	$3,005

(5)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

(6)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of JAG Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of JAG Large Cap Growth Fund (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period December 22, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JAG Large Cap Growth Fund, as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the four-year period then ended and for the period December 22, 2011 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2016

Additional Information (Unaudited)
September 30, 2016

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

JAG LARGE CAP GROWTH FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2016

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Class A	$1,000.00	$1,113.70	$7.93	1.50%
Class C	1,000.00	1,109.40	11.87	2.25
Class I	1,000.00	1,114.40	6.61	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Class A	$1,000.00	$1,017.50	$7.57	1.50%
Class C	1,000.00	1,013.75	11.33	2.25
Class I	1,000.00	1,018.75	6.31	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

JAG Large Cap Growth Fund
Trustees and Officers (Unaudited)
September 30, 2016

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	49	Variable Insurance Trust since 2010 ; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

JAG Large Cap Growth Fund
Trustees and Officers (Unaudited)(Continued)
September 30, 2016

Interested Trustee(1) and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisers, LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisers, Inc. 1/2016. Chief Executive Officers, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present.	43	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

JAG Large Cap Growth Fund
Trustees and Officers (Unaudited)(Continued)
September 30, 2016

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. 2008- 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

(1)	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-226-3863.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

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Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
JAG Large Cap Growth Fund	10,250	10,750

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
JAG Large Cap Growth Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2016 and 2015 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2016 and 2015 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 1, 2016